SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  August 25, 1997

(Date of earliest event reported)

Commission File No.:  333-15473-02


Southern Pacific Secured Assets Corporation,
Mortgage Loan Asset-Backed Pass-Through Certs., Series 1997-2 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

PENDING
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD                                                          21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On August 25, 1997 a distribution was made to holders of Southern Pacific Secured Assets Corporation,
Mortgage Loan Asset-Backed Pass-Through Certs., Series 1997-2 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1) Monthly report distributed to holders of Mortgage Loan Asset-Backed
          Pass-Through Certs., Series 1997-2 Trust, relating to the August 25, 1997 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Mortgage Securities VII, Inc.,
Mortgage Loan Asset-Backed Pass-Through Certs., Series 1997-2 Trust


August 29, 1997     by Norwest Bank Minnesota, N.A., as Master Servicer
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1) Monthly report  distributed  to holders of Mortgage Loan  Asset-Backed
          Pass-Through Certs., Series 1997-2 Trust, relating to the August 25, 1997 distribution